UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21064

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Research Growth Fund

December 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 26, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Research Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2007.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Fund’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups’ top picks for their respective sectors. The Fund’s investments will be allocated among selected market sectors based on its assessment of both current and forecasted economic and investment opportunities and conditions as well as diversification and risk considerations. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging market countries. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended December 31, 2007.

The Fund’s Class A shares without sales charges outperformed the benchmark during the six-month period ended December 31, 2007. Strong security selection attributed to a majority of the Fund’s relative outperformance during the period under review. Stock selection in a majority of sectors made a relative positive contribution to performance with materials, financials, industrials and energy making the most significant contributions. Security selection in the consumer discretionary sector was a detractor from relative performance. The Fund’s underweight position in the utility and telecommunication services sectors detracted from relative performance. Additionally, a modest overweight in financials was a minor drag on relative performance. The Fund’s overweight in the information technology sector and underweight in the consumer discretionary sector also contributed to relative performance.

On a country level, an underweight position in Japan and an overweight position in India made the most notable positive contributions to relative

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	1

performance, while the Fund’s overweight position in Switzerland contributed negatively to relative performance. Positive security selection within the United States offset the relative negative contribution from security selection within Switzerland and France.

The Fund’s Class A shares without sales charges also outperformed the benchmark during the 12-month period ended December 31, 2007, with all of the outperformance occurring within the last six months of this period. Similar to the six-month period, many of the same factors contributed to the Fund’s relative outperformance for the 12-month period. All of the Fund’s outperformance during the 12-month period can be attributed to favorable security selection in most sectors, the top contributors including materials, financials and energy. However, consumer discretionary stock selection detracted from the Fund’s performance. Security selection in materials, financials, energy, health care and industrials was particularly meaningful for the 12-month period. Metals and mining securities within the materials sector delivered exceptional relative performance for the 12-month period, fueled by the growing demand for raw materials by emerging countries.

Overall sector selection was a modest drag on relative performance, led by an underweight in the telecommunication services and utilities sectors, and an overweight in the financials sector during the 12-month period. An underweight in the consumer discretionary sector and an overweight in the information technology sector contributed to relative Fund performance.

On a country level, an underweight position in Japan made the most notable contribution to relative performance, while the Fund’s underweight position in Germany and overweight position in Switzerland detracted from relative performance. Positive security selection within the United States and the United Kingdom was a significant contributor to relative performance, while security selection in Switzerland, Japan and Spain hindered relative performance for the 12-month period.

Market Review and Investment Strategy

Global stock markets performed well during the 12-month period ended December 31, 2007, despite headlines that were dominated by a slowing U.S. housing market, a subprime mortgage crisis and a slowdown in U.S. economic growth. Along with the headlines came increased investor anxiety, which led to greater volatility in the global markets. Through this volatility, global growth stocks outperformed their global value style counterparts for the first time since 2002. Investors favored large capitalization stocks over small capitalization stocks. Regionally, international markets outpaced U.S. stocks, with emerging markets posting the strongest growth. The Fund benefited from investors’ appetite for growth and emerging market stocks. In the middle of the year, market volatility increased and stocks began to react negatively to the news about subprime mortgages,

2	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

as the scope of the subprime mortgage crisis surprised many market observers. The U.S. Federal Reserve (the “Fed”) responded with cuts to the Fed funds rate in September, October and December 2007. Stocks reacted positively after the initial cut in September; however, market strength proved temporary as investor anxiety increased about the state of the U.S. economy.

The Global Research Growth Portfolio Oversight Group (the “Group”) made several notable changes in sector exposure during the 12-month period ended December 31, 2007. The Fund’s exposure to the financial sector was reduced from an overweight to a modest underweight. Within the financial sector, the Group reduced the Fund’s exposure to commercial banks, diversified financial services and insurance stocks. The Group reduced the Fund’s overall exposure to the financial sector, but also invested some of the proceeds in companies with capital market exposure. A small reduction in the health care sector was made, although the Fund remains overweight relative to the benchmark. The Group increased the size of the Fund’s technology sector overweight, most notably adding to computer hardware stocks. The Group introduced several utility stocks to the Fund, bringing the utility weighting from zero at the beginning of the period to a modest underweight relative to the benchmark.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risks, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. The Fund is subject to allocation risk, which is the risk that the allocation of a Fund’s investments among industry sectors may have a more significant adverse effect on the Fund’s net asset value when one of these sectors is performing more poorly than the other. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Research Growth Fund
Class A	5.44%	12.61%

Class B	5.08%	11.78%

Class C	5.08%	11.78%

Advisor Class*	5.58%	12.92%

Class R*	5.37%	12.38%

Class K*	5.45%	12.60%

Class I*	5.64%	12.97%

MSCI World Index (Net)	-0.12%	9.04%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.61%	7.81%
5 Years	17.67%	16.66%
Since Inception*	16.52%	15.60%

Class B Shares
1 Year	11.78%	7.78%
5 Years	16.84%	16.84%
Since Inception*	15.71%	15.71%

Class C Shares
1 Year	11.78%	10.78%
5 Years	16.84%	16.84%
Since Inception*	15.71%	15.71%

Advisor Class Shares†
1 Year	12.92%	12.92%
5 Years	18.00%	18.00%
Since Inception*	16.87%	16.87%

Class R Shares†
1 Year	12.38%	12.38%
Since Inception*	17.12%	17.12%

Class K Shares†
1 Year	12.60%	12.60%
Since Inception*	14.98%	14.98%

Class I Shares†
1 Year	12.97%	12.97%
Since Inception*	15.28%	15.28%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.36%, 2.32%, 1.30%, 1.82%, 1.59% and 1.26% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	7.81%
5 Years	16.66%
Since Inception*	15.60%

Class B Shares
1 Year	7.78%
5 Years	16.84%
Since Inception*	15.71%

Class C Shares
1 Year	10.78%
5 Years	16.84%
Since Inception*	15.71%

Advisor Class Shares†
1 Year	12.92%
5 Years	18.00%
Since Inception*	16.87%

Class R Shares†
1 Year	12.38%
Since Inception*	17.12%

Class K Shares†
1 Year	12.60%
Since Inception*	14.98%

Class I Shares†
1 Year	12.97%
Since Inception*	15.28%

*	Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007		Ending Account Value December 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,054.43	$1,017.60	$7.75	$7.61
Class B	$1,000	$1,000	$1,050.82	$1,014.08	$11.34	$11.14
Class C	$1,000	$1,000	$1,050.82	$1,014.08	$11.34	$11.14
Advisor Class	$1,000	$1,000	$1,055.79	$1,019.10	$6.20	$6.09
Class R	$1,000	$1,000	$1,053.72	$1,016.59	$8.78	$8.62
Class K	$1,000	$1,000	$1,054.47	$1,017.85	$7.49	$7.35
Class I	$1,000	$1,000	$1,056.41	$1,019.10	$6.20	$6.09
*	Expenses are equal to the classes’ annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $153.7

*	All data are as of December 31, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Cayman Islands, China, Finland, Hong Kong, Israel, Italy, Luxembourg, Mexico, Netherlands, Netherlands Antilles, South Africa, South Korea, Sweden, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The Portfolio of Investments section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS

December 31, 2007 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Lehman Brothers Holdings, Inc.	$4,639,696	3.0%
Credit Suisse Group	3,472,140	2.3
JPMorgan Chase & Co.	3,471,877	2.3
Rio Tinto PLC	3,371,021	2.2
UBS AG (Swiss Virt-X)	2,989,808	1.9
Baker Hughes, Inc.	2,956,419	1.9
Gazprom OAO (Sponsored)(ADR)	2,610,241	1.7
The Blackstone Group LP	2,564,867	1.7
Cia Vale do Rio Doce (ADR and Sponsored ADR)	2,233,844	1.5
Noble Energy, Inc.	2,228,151	1.4
	$30,538,064	19.9%

10	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 22.4%
Capital Markets – 13.2%
3i Group PLC	40,219	$796,311
The Blackstone Group LP	115,900	2,564,867
Credit Suisse Group	57,681	3,472,140
Franklin Resources, Inc.	6,300	720,909
Janus Capital Group, Inc.	41,200	1,353,420
Lehman Brothers Holdings, Inc.	70,900	4,639,696
Macquarie Group Ltd.	19,974	1,336,405
Merrill Lynch & Co., Inc.	29,700	1,594,296
MF Global Ltd.(a)	26,700	840,249
UBS AG (Swiss Virt-X)	64,844	2,989,808

		20,308,101

Commercial Banks – 3.0%
Banco Itau Holding Financeira SA	32,800	838,427
Banco Santander Central Hispano SA	68,041	1,469,549
Standard Chartered PLC	43,962	1,604,467
Turkiye Is Bankasi-Class C	119,468	746,261

		4,658,704

Diversified Financial Services – 3.6%
Bolsa De Mercadorias E Futuros(a)	25,400	356,742
CME Group, Inc.-Class A	1,200	823,200
JPMorgan Chase & Co.	79,539	3,471,877
NYSE Euronext	9,000	789,930

		5,441,749

Insurance – 2.0%
American International Group, Inc.	32,800	1,912,240
QBE Insurance Group Ltd.	39,410	1,144,182

		3,056,422

Thrifts & Mortgage Finance – 0.6%
Housing Development Finance Corp.	12,658	914,096

		34,379,072

Information Technology – 15.1%
Communications Equipment – 3.1%
Cisco Systems, Inc.(a)	58,896	1,594,315
Juniper Networks, Inc.(a)	17,500	581,000
Nokia OYJ	45,487	1,747,490
Research In Motion Ltd.(a)	7,500	850,500

		4,773,305

Computers & Peripherals – 3.5%
Apple, Inc.(a)	9,700	1,921,376
EMC Corp.(a)	15,471	286,677
Hewlett-Packard Co.	27,600	1,393,248
InnoLux Display Corp.	86,868	289,597
International Business Machines Corp.	12,300	1,329,630
SanDisk Corp.(a)	3,300	109,461
Sun Microsystems, Inc.(a)	5,900	106,967

		5,436,956

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
Amphenol Corp.-Class A	5,700	$264,309
AU Optronics Corp.	129,000	248,777
HON HAI Precision Industry Co. Ltd. (GDR)	25,168	313,490
Nippon Electric Glass Co. Ltd.	16,000	260,273
Tyco Electronics Ltd.	9,200	341,596

		1,428,445

Internet Software & Services – 2.0%
Alibaba.com Ltd.(a)	33,500	118,793
eBay, Inc.(a)	33,700	1,118,503
Google, Inc.-Class A(a)	2,647	1,830,348

		3,067,644

IT Services – 0.3%
Cap Gemini SA	6,649	417,762
Genpact Ltd.(a)	2,900	44,167

		461,929

Office Electronics – 0.2%
Konica Minolta Holdings, Inc.	17,000	298,027

Semiconductors & Semiconductor Equipment – 2.2%
Advanced Semiconductor Engineering, Inc.	148,000	147,440
ASML Holding NV(a)	6,775	213,913
Broadcom Corp.-Class A(a)	14,650	382,951
Intel Corp.	58,200	1,551,612
Lam Research Corp.(a)	4,900	211,827
Nvidia Corp.(a)	14,350	488,187
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	41,101	409,366

		3,405,296

Software – 2.9%
Adobe Systems, Inc.(a)	19,408	829,304
Citrix Systems, Inc.(a)	2,100	79,821
Microsoft Corp.	50,500	1,797,800
Oracle Corp.(a)	47,944	1,082,575
Salesforce.com, Inc.(a)	2,600	162,994
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	5,500	183,370
VMware, Inc.-Class A(a)	3,300	280,467

		4,416,331

		23,287,933

Energy – 11.0%
Energy Equipment & Services – 4.6%
Baker Hughes, Inc.	36,454	2,956,419
Cameron International Corp.(a)	19,400	933,722
Schlumberger Ltd.	19,700	1,937,889
Technip SA	16,195	1,288,173

		7,116,203

Oil, Gas & Consumable Fuels – 6.4%
Addax Petroleum Corp.	26,142	1,137,645
China Shenhua Energy Co. Ltd.-Class H	123,500	727,511

12	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

EOG Resources, Inc.	21,200	$1,892,100
Gazprom OAO (Sponsored) (ADR)	46,036	2,610,241
Noble Energy, Inc.	28,020	2,228,151
Petroleo Brasileiro SA (Sponsored) (ADR)	10,500	1,010,310
Sasol Ltd.	4,555	225,716

		9,831,674

		16,947,877

Health Care – 10.9%
Biotechnology – 1.4%
Amylin Pharmaceuticals, Inc.(a)	3,300	122,100
Basilea Pharmaceutica(a)	675	131,313
Celgene Corp.(a)	2,700	124,767
Genentech, Inc.(a)	10,210	684,785
Gilead Sciences, Inc.(a)	22,100	1,016,821

		2,079,786

Health Care Equipment & Supplies – 1.9%
Alcon, Inc.	6,750	965,520
Becton Dickinson & Co.	8,100	676,998
Hologic, Inc.(a)	9,900	679,536
Nobel Biocare Holding AG	2,383	634,641

		2,956,695

Health Care Providers & Services – 2.4%
Aetna, Inc.	19,000	1,096,870
Medco Health Solutions, Inc.(a)	7,500	760,500
WellPoint, Inc.(a)	20,850	1,829,170

		3,686,540

Pharmaceuticals – 5.2%
Abbott Laboratories	15,900	892,785
Eli Lilly & Co.	12,100	646,019
Merck & Co., Inc.	31,100	1,807,221
Novartis AG	8,659	473,538
Roche Holding AG	7,334	1,267,798
Schering-Plough Corp.	43,900	1,169,496
Takeda Pharmaceutical Co. Ltd.	4,200	245,367
Teva Pharmaceutical Industries Ltd. (ADR)	31,800	1,478,064

		7,980,288

		16,703,309

Industrials – 10.5%
Aerospace & Defense – 3.1%
BAE Systems PLC	165,983	1,647,200
Honeywell International, Inc.	9,900	609,543
Lockheed Martin Corp.	10,600	1,115,756
United Technologies Corp.	18,700	1,431,298

		4,803,797

Airlines – 0.1%
Continental Airlines, Inc.-Class B(a)	6,000	133,500

Construction & Engineering – 0.5%
Fluor Corp.	4,000	582,880
Quanta Services, Inc.(a)	8,000	209,920

		792,800

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 1.5%
ABB Ltd.	36,679	$1,057,521
Emerson Electric Co.	22,000	1,246,520

		2,304,041

Industrial Conglomerates – 2.2%
General Electric Co.	40,580	1,504,301
Siemens AG	12,029	1,904,910

		3,409,211

Machinery – 1.7%
Atlas Copco AB-Class A	29,388	436,803
Danaher Corp.	12,990	1,139,743
Deere & Co.	6,100	568,032
Eaton Corp.	4,100	397,495

		2,542,073

Trading Companies & Distributors – 1.4%
Mitsubishi Corp.	34,400	931,025
Mitsui & Co. Ltd.	61,000	1,273,841

		2,204,866

		16,190,288

Consumer Staples – 9.0%
Beverages – 0.1%
SABMiller PLC	7,097	199,182

Food & Staples Retailing – 1.4%
Safeway, Inc.	27,500	940,775
Wal-Mart de Mexico SAB de CV Series V	341,974	1,192,207
X 5 Retail Group NV (GDR)(a)	1,059	38,425

		2,171,407

Food Products – 3.9%
Archer-Daniels-Midland Co.	28,800	1,337,184
Bunge Ltd.	9,300	1,082,613
Nestle SA	4,479	2,056,714
WM Wrigley Jr Co.	26,575	1,555,966

		6,032,477

Household Products – 1.3%
Procter & Gamble Co.	27,320	2,005,834

Personal Products – 1.0%
The Estee Lauder Cos, Inc.-Class A	1,300	56,693
L’Oreal SA	7,992	1,144,435
Oriflame Cosmetics SA	3,803	242,085

		1,443,213

Tobacco – 1.3%
Altria Group, Inc.	25,200	1,904,616

		13,756,729

Materials – 8.0%
Chemicals – 2.6%
Air Products & Chemicals, Inc.	22,000	2,169,860
Monsanto Co.	16,600	1,854,054

		4,023,914

14	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 5.4%
Cia Vale do Rio Doce (ADR)	39,000	$1,274,130
Cia Vale do Rio Doce (Sponsored) (ADR)	34,300	959,714
Rio Tinto PLC	32,031	3,371,021
Sterlite Industries India Ltd. (ADR)(a)	36,000	938,520
Xstrata PLC	24,682	1,731,960

		8,275,345

		12,299,259

Consumer Discretionary – 5.4%
Auto Components – 0.5%
Denso Corp.	17,500	712,149

Automobiles – 1.5%
Fiat SpA	49,650	1,277,746
Porsche AG	276	555,440
Suzuki Motor Corp.	13,700	410,729

		2,243,915

Diversified Consumer Services – 0.8%
Apollo Group, Inc.-Class A(a)	18,300	1,283,745

Hotels, Restaurants & Leisure – 1.2%
Ctrip.com International Ltd. (ADR)	5,500	316,085
Ladbrokes PLC	142,162	907,433
Wyndham Worldwide Corp.	24,600	579,576

		1,803,094

Media – 0.1%
Eutelsat Communications	2,508	74,477
SES Global (FDR)	2,773	73,199

		147,676

Multiline Retail – 0.6%
Kohl’s Corp.(a)	19,900	911,420
Lotte Shopping Co. Ltd.	97	42,503

		953,923

Specialty Retail – 0.5%
Esprit Holdings Ltd.	37,200	547,780
Inditex SA	5,058	306,060

		853,840

Textiles Apparel & Luxury Goods – 0.2%
Adidas AG	4,166	307,758

		8,306,100

Utilities – 3.4%
Independent Power Producers & Energy Traders – 2.5%
Iberdrola Renovables(a)	134,330	1,109,646
International Power PLC	146,701	1,322,407
NTPC Ltd.	222,209	1,414,493

		3,846,546

Multi-Utilities – 0.9%
Veolia Environnement	15,659	1,426,358

		5,272,904

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 2.0%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	6,000	$249,360
Telefonica SA	9,436	305,880
Verizon Communications, Inc.	13,900	607,291

		1,162,531

Wireless Telecommunication Services – 1.3%
America Movil SAB de CV Series L (ADR)	5,300	325,367
Bharti Airtel Ltd.(a)	7,981	199,625
MTN Group Ltd.	7,102	133,018
Vimpel-Communications (ADR)	12,000	499,200
Vodafone Group PLC	217,104	814,992

		1,972,202

		3,134,733

Total Common Stocks (cost $127,307,575)		150,278,204

	Principal Amount (000)

SHORT-TERM INVESTMENTS – 3.0%
Time Deposit – 3.0%
The Bank of New York 3.25%, 1/02/08 (cost $4,536,000)	$4,536	4,536,000

Total Investments—100.7% (cost $131,843,575)		154,814,204
Other assets less liabilities—(0.7)%		(1,065,767)

Net Assets—100.0%		$153,748,437

(a)	Non-income producing security.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2007 (unaudited)

Assets
Investments in securities, at value (cost $131,843,575)	$154,814,204
Foreign cash, at value (cost $102,615)	102,848
Receivable for investment securities sold and foreign currency contracts	2,204,785
Receivable for capital stock sold	479,176
Dividends and interest receivable	188,729

Total assets	157,789,742

Liabilities
Payable for investment securities purchased and foreign currency contracts	3,332,922
Payable for capital stock redeemed	248,514
Foreign capital gain tax payable	105,776
Advisory fee payable	86,812
Distribution fee payable	21,346
Transfer Agent fee payable	10,915
Accrued expenses	235,020

Total liabilities	4,041,305

Net Assets	$153,748,437

Composition of Net Assets
Capital stock, at par	$8,515
Additional paid-in capital	127,699,249
Distributions in excess of net investment income	(545,885)
Accumulated net realized gain on investment and foreign currency transactions	3,733,231
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	22,853,327

$153,748,437

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$61,494,665	3,418,141	$17.99	*

B	$2,765,317	160,447	$17.24

C	$3,741,738	217,144	$17.23

Advisor	$85,627,647	4,712,277	$18.17

R	$13,813	772	$17.89

K	$92,815	5,153	$18.01

I	$12,442	688.705	$18.07

*	The maximum offering price per share for Class A shares was $18.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $24,621)	$809,837
Interest	47,705	$857,542

Expenses
Advisory fee (see Note B)	610,755
Distribution fee—Class A	90,142
Distribution fee—Class B	13,823
Distribution fee—Class C	17,726
Distribution fee—Class R	33
Distribution fee—Class K	112
Transfer agency—Class A	24,125
Transfer agency—Class B	1,964
Transfer agency—Class C	1,632
Transfer agency—Advisor Class	38,637
Transfer agency—Class R	6
Transfer agency—Class K	64
Transfer agency—Class I	2
Custodian	170,800
Registration	61,471
Administrative	59,000
Audit	29,846
Printing	22,539
Directors’ fees	19,328
Legal	18,726
Miscellaneous	11,898

Total expenses	1,192,629
Less: expenses waived and reimbursed by the Adviser (see Note B)	(91,019)
Less: expense offset arrangement (see Note B)	(2,564)

Net expenses		1,099,046

Net investment loss		(241,504)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		9,036,881
Foreign currency transactions		(80,003)
Net change in unrealized appreciation/depreciation of:
Investments		8,781 (a)
Foreign currency denominated assets and liabilities		(4,633)

Net gain on investment and foreign currency transactions		8,961,026

Net Increase in Net Assets from Operations		$8,719,522

(a)	Net of accrued capital gain taxes of $118,203.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(241,504)	$440,644
Net realized gain on investment and foreign currency transactions	8,956,878	9,665,253
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	4,148	13,448,026

Net increase in net assets from operations	8,719,522	23,553,923
Dividends and Distributions to Shareholders from
Net investment income
Class A	(96,060)	—0	—
Advisor Class	(443,130)	(186,780)
Class R	(2)	—0	—
Class K	(202)	—0	—
Class I	(63)	(26)
Net realized gain on investment and foreign currency transactions
Class A	(5,252,277)	(2,837,345)
Class B	(252,611)	(168,559)
Class C	(335,092)	(215,564)
Advisor Class	(8,633,391)	(4,023,883)
Class R	(1,217)	(561)
Class K	(7,958)	(708)
Class I	(1,167)	(683)
Capital stock transactions
Net increase	716,977	18,334,068

Total increase (decrease)	(5,586,671)	34,453,882
Net Assets
Beginning of period	159,335,108	124,881,226

End of period (including (distributions in excess of ) and undistributed net investment income of ($545,885) and $235,076, respectively)	$153,748,437	$159,335,108

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Research Growth Fund, Inc. (the “Fund”) was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

20	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	21

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

22	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2007, such reimbursement amounted to $32,019.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended December 31, 2007, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $59,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, subaccounting services and/or networking services. The compensation retained by ABIS amounted to $15,392 for the six months ended December 31, 2007.

For the six months ended December 31, 2007, the Fund’s expenses were reduced by $2,564 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,189 from the sales of Class A shares and received $140, $4,647 and $568 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2007.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2007, amounted to $142,018, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	23

Notes to Financial Statements

Class B and Class C shares and .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $31,374, $77,533, $1,660 and $766 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$62,674,375	$79,240,982
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$27,732,459
Gross unrealized depreciation	(4,761,830)

Net unrealized appreciation	$22,970,629

1.  Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

24	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Class A, Class B, Class C, Class R & Advisor Class each consists of 6,000,000,000 authorized shares. Class K & I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007	Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30, 2007

Class A
Shares sold	283,910	666,044	$5,266,073	$11,680,970

Shares issued in reinvestment of dividends and distributions	294,674	163,582	5,262,875	2,772,714

Shares converted from Class B	12,375	20,722	229,630	378,533

Shares redeemed	(290,147)	(747,572)	(5,395,847)	(13,209,504)

Net increase	300,812	102,776	$5,362,731	$1,622,713

Class B
Shares sold	20,599	42,991	$378,666	$719,781

Shares issued in reinvestment of distributions	12,131	8,186	207,671	134,165

Shares converted to Class A	(12,883)	(21,478)	(229,630)	(378,533)

Shares redeemed	(13,617)	(43,145)	(236,706)	(732,812)

Net increase (decrease)	6,230	(13,446)	$120,001	$(257,399)

Class C
Shares sold	41,847	60,666	$751,599	$1,019,066

Shares issued in reinvestment of distributions	14,314	9,399	245,047	154,049

Shares redeemed	(21,034)	(88,950)	(377,694)	(1,522,781)

Net increase (decrease)	35,127	(18,885)	$618,952	$(349,666)

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	25

Notes to Financial Statements

	Shares				Amount
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30, 2007		Six Months Ended December 31, 2007 (unaudited)			Year Ended June 30, 2007

Advisor Class
Shares sold	527,460		1,953,605			$10,169,409			$35,023,262

Shares issued in reinvestment of dividends and distributions	488,726		245,700			8,816,616			4,199,006

Shares redeemed	(1,320,535)		(1,234,235)			(24,386,778)			(21,973,675)

Net increase (decrease)	(304,349)		965,070			$(5,400,753)			$17,248,593

Class R
Shares sold	114		245			$2,136			$4,264

Shares issued in reinvestment of dividends and distributions	31		10			552			171

Shares redeemed	— 0	—	(45)			— 0	—		(844)

Net increase	145		210			$2,688			$3,591

Class K
Shares sold	335		3,735			$6,395			$66,266

Shares issued in reinvestment of dividends and distributions	389		1			6,963			25

Shares redeemed	— 0	—	(3)			— 0	—		(55)

Net increase	724		3,733			$13,358			$66,236

Class I
Shares sold	— 0	—	— 0	—	$	— 0	—	$	— 0	—

Shares issued in reinvestment of dividends and distributions	— 0	—	— 0	—		— 0	—		— 0	—

Shares redeemed	— 0	—	— 0	—		— 0	—		— 0	—

Net increase	— 0	—	— 0	—	$	— 0	—	$	— 0	—

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

26	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$376,947	$976,169
Net long-term capital gains	7,057,162	1,369,480

Total distributions paid	$7,434,109	$2,345,649

As of June 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$761,335
Undistributed long-term capital gains	9,013,838
Unrealized appreciation/(depreciation)	22,569,178	(a)

Total accumulated earnings/(deficit)	$32,344,351	(b)

(a)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of Passive Foreign Investment Company (“PFIC”).

(b)	The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to tax treatment of organizational expenses.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	27

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

28	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,								July 22, 2002(a) to June 30, 2003
			2007		2006		2005		2004

Net asset value, beginning of period	$ 18.71		$ 16.73		$ 14.47		$ 13.23		$ 11.33		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.04)		.03		.03	(c)	(.02	)(c)	(.01	)(d)	(.01	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.05		2.94		2.73		1.35		2.68		1.34
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.01		2.97		2.76		1.33		2.67		1.33

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	– 0	–	– 0	–(e)	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)		(.99)		(.50)		(.09)		(.76)		– 0	–

Total dividends and distributions	(1.73)		(.99)		(.50)		(.09)		(.77)		– 0	–

Net asset value, end of period	$ 17.99		$ 18.71		$ 16.73		$ 14.47		$ 13.23		$ 11.33

Total Return
Total investment return based on net asset value(f)	5.44%		18.37%		19.25%		10.06%		23.86%		13.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,495		$58,325		$50,432		$33,944		$20,562		$1
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%(g)	1.50%		1.50	%(h)	1.50%		1.50%		1.70	%(g)
Expenses, before waivers/reimbursements	1.61	%(g)	1.61%		1.93	%(h)	2.51%		7.68%		19.19	%(g)
Net investment income (loss)	(.45	)%(g)	.14%		.18	%(c)(h)	(.15	)%(c)	(.16	)%(d)	(.07	)%(d)(g)
Portfolio turnover rate	39%		80%		79%		66%		85%		62%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30,	July 22, 2002(a) to June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.10)	(.10)	(.05	)(c)	(.09	)(c)	(.18	)(d)	(.07	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.02	2.85	2.64	1.31	2.72	1.33
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.92	2.75	2.59	1.22	2.54	1.26

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)	(.76)	– 0	–

Net asset value, end of period	$ 17.24	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26

Total Return
Total investment return based on net asset value(f)	5.08%	17.53%	18.44%	9.34%	22.87%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,765	$2,779	$2,726	$641	$162	$1
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(g)	2.20%	2.20	%(h)	2.20%	2.21%	2.40	%(g)
Expenses, before waivers/reimbursements	2.37	%(g)	2.36%	2.60	%(h)	3.44%	11.40%	19.94	%(g)
Net investment loss	(1.15	)%(g)	(.58)%	(.33	)%(c)(h)	(.67	)%(c)	(2.22	)%(d)	(.78	)%(d)(g)
Portfolio turnover rate	39%	80%	79%	66%	85%	62%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30,	July 22, 2002(a) to June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.10)	(.10)	(.05	)(c)	(.11	)(c)	(.08	)(d)	(.07	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.01	2.85	2.64	1.33	2.62	1.33
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.91	2.75	2.59	1.22	2.54	1.26

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)	(.76)	– 0	–

Net asset value, end of period	$ 17.23	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26

Total Return
Total investment return based on net asset value(f)	5.08%	17.53%	18.44%	9.34%	22.87%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,742	$3,280	$3,266	$934	$468	$1
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(g)	2.20%	2.20	%(h)	2.20%	2.20%	2.40	%(g)
Expenses, before waivers/reimbursements	2.33	%(g)	2.32%	2.59	%(h)	3.28%	10.96%	19.94	%(g)
Net investment loss	(1.15	)%(g)	(.60)%	(.30	)%(c)(h)	(.80	)%(c)	(.73	)%(d)	(.78	)%(d)(g)
Portfolio turnover rate	39%	80%	79%	66%	85%	62%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30,	July 22, 2002(a) to June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 18.91	$ 16.89	$ 14.56	$ 13.27	$ 11.36	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.01)	.09	.11	(c)	.02	(c)	.01	(d)	.02	(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.06	2.97	2.72	1.36	2.70	1.34
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.05	3.06	2.83	1.38	2.71	1.36

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	– 0	–	– 0	–(e)	(.04)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)	(.76)	– 0	–

Total dividends and distributions	(1.79)	(1.04)	(.50)	(.09)	(.80)	– 0	–

Net asset value, end of period	$ 18.17	$ 18.91	$ 16.89	$ 14.56	$ 13.27	$ 11.36

Total Return
Total investment return based on net asset value(f)	5.58%	18.75%	19.61%	10.43%	24.17%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,627	$94,843	$68,427	$26,104	$20,202	$2,270
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(g)	1.20%	1.20	%(h)	1.20%	1.26%	1.40	%(g)
Expenses, before waivers/reimbursements	1.31	%(g)	1.30%	1.58	%(h)	2.18%	7.46%	17.42	%(g)
Net investment income (loss)	(.14	)%(g)	.50%	.67	%(c)(h)	.13	%(c)	.08	%(d)	.22	%(d)(g)
Portfolio turnover rate	39%	80%	79%	66%	85%	62%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,				September 1, 2004(i) to June 30, 2005
			2007		2006

Net asset value, beginning of period	$ 18.60		$ 16.68		$ 14.44		$ 12.72

Income From Investment Operations
Net investment loss(b)(c)	(.06)		– 0	–	(.01)		(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.05		2.91		2.75		1.85
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–

Net increase in net asset value from operations	.99		2.91		2.74		1.81

Less: Dividends and Distributions
Dividends from net investment income	– 0	–(e)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)		(.99)		(.50)		(.09)

Total dividends and distributions	(1.70)		(.99)		(.50)		(.09)

Net asset value, end of period	$ 17.89		$ 18.60		$ 16.68		$ 14.44

Total Return
Total investment return based on net asset value(f)	5.37%		18.06%		19.14%		14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14		$12		$7		$6
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%(g)	1.70%		1.70	%(h)	1.70	%(g)
Expenses, before waivers/reimbursements	1.81	%(g)	1.82%		2.41	%(h)	2.76	%(g)
Net investment loss(c)	(.66	)%(g)	.00%		(.04	)%(h)	(.31	)%(g)
Portfolio turnover rate	39%		80%		79%		66%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2007 (unaudited)		Year Ended June 30,				March 1, 2005(i) to June 30, 2005
			2007		2006

Net asset value, beginning of period	$ 18.74		$16.74		$ 14.47		$ 14.52

Income From Investment Operations
Net investment income (loss)(b)(c)	(.04)		.12		.03		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05		2.87		2.74		(.08)
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–

Net increase (decrease) in net asset value from operations	1.01		2.99		2.77		(.05)

Less: Dividends and Distributions
Dividends from net investment income	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)		(.99)		(.50)		– 0	–

Total dividends and distributions	(1.74)		(.99)		(.50)		– 0	–

Net asset value, end of period	$ 18.01		$18.74		$ 16.74		$ 14.47

Total Return
Total investment return based on net asset value(f)	5.45%		18.49%		19.32%		(.34	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93		$83		$12		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45	%(g)	1.45%		1.45	%(h)	1.45	%(g)
Expenses, before waivers/reimbursements	1.63	%(g)	1.59%		2.09	%(h)	3.10	%(g)
Net investment income (loss)(c)	(.41	)%(g)	.70%		.20	%(h)	.54	%(g)
Portfolio turnover rate	39%		80%		79%		66%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2007 (unaudited)	Year Ended June 30,	March 1, 2005(i) to June 30, 2005
2007	2006

Net asset value, beginning of period	$ 18.81	$16.80	$ 14.48	$ 14.52

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.08	.07	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06	2.96	2.75	(.08)
Contribution from Adviser	– 0	–	– 0	–	– 0	–(e)	– 0	–

Net increase (decrease) in net asset value from operations	1.05	3.04	2.82	(.04)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.04)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(1.79)	(1.03)	(.50)	– 0	–

Net asset value, end of period	$ 18.07	$18.81	$ 16.80	$ 14.48

Total Return
Total investment return based on net asset value(f)	5.64%	18.74%	19.65%	(.28	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$13	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20	%(g)	1.20%	1.20	%(h)	1.20	%(g)
Expenses, before waivers/ reimbursements	1.25	%(g)	1.26%	1.76	%(h)	2.85	%(g)
Net investment income (loss)(c)	(.13	)%(g)	.44%	.45	%(h)	.79	%(g)
Portfolio turnover rate	39%	80%	79%	66%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Net of expenses waived and reimbursed by the Adviser and the Transfer Agent.

(e)	Amount is less than $0.01.

(f)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	Annualized.

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distribution.

36	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Norman M. Fidel, Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Eric P. Hewitt, Vice President

Siobhan F. McManus, Vice President

Thomas A. Schmitt, Vice President

Jane E. Schneirov, Vice President

Francis X. Suozzo, Vice President

Christopher M. Toub, Vice President

Paul Vogel, Vice President

Janet A. Walsh, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser’s Global Research Growth research sector heads, with oversight by the Adviser’s Global Research Growth Portfolio Oversight Group. The Adviser’s Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund’s assets are invested and the percentage allocation into each sector. The research sector heads include: Norman M. Fidel, Eric P. Hewitt, Thomas A. Schmitt, Jane E. Schneirov, Francis X. Suozzo, Janet A. Walsh and Paul Vogel.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	37

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Research Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

38	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$151.1	Global Research Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $84,000 (0.09% of the Fund’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4] (12/31/06)		Fiscal Year End
Global Research Growth Fund, Inc.[5]	Class A Class B Class C Class R Class K Class I Adv. Class	1.50 2.20 2.20 1.70 1.45 1.20 1.20	% % % % % % %	1.66 2.40 2.38 1.96 1.67 1.39 1.35	% % % % % % %	June 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
4	Annualized.

5	The stated caps were implemented on February 2, 2004 with respect to Class A, Class B, Class C and Advisor Class shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Class A, Class B and Class C, and Advisor Class shares, the caps were 1.70%, 2.40%, 2.40% and 1.40%, respectively.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	39

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

40	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee[7]
Global Research Growth Fund, Inc.	$151.1	Global Research Growth Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $50m	0.532%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:8

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Global Research Growth Fund, Inc.	Global Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
Global Growth Trends Portfolio
Class A9	1.70%
Class I (Institutional)	0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the

7	Fund advisory fee based on February 28, 2007 net assets. It should be noted that the advisory fee shown for the Fund excludes any expense reimbursements related to expense caps.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	41

Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ACITM Mutual Fund	Fee[10]
Global Research Growth Fund, Inc.	Alliance Global Research Growth[11]	0.30%[12]
	Alliance Global Growth Opportunities H, I, P13	1.00%
	Alliance Global Growth Opportunities P2[11]	0.80%
	Alliance Global Growth Opportunities P3[11]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Fund.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

10	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

11	This ACITM fund is privately placed or institutional.

12	The fund is offered to three institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter. The third client is charged 0.40% for the first ¥6 billion and 0.20% thereafter.

13	Classes H and P of the ACITM fund are privately placed or institutional.

14	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

42	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[16]	Lipper Group Median	Rank
Global Research Growth Fund, Inc.[17]	0.750	0.850	3/9

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.18 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19

Fund	Expense Ratio (%)[20]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Fund, Inc.[21]	1.500	1.607	3/9	1.535	14/34

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

16	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

17	The Fund’s EG includes the Fund, three other Global Large-Cap Growth Funds (“GLCG”), two Global Multi-Cap Growth Funds (“GMLG”) and three Global Multi-Cap Core Funds (“GMLC”).

18	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Most recently completed fiscal year end Class A total expense ratio.

21	The Fund’s EU includes the Fund, EG and all other GLCG, GMLG and GMLC funds, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	43

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or

22	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

44	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

approximately $20 million.22 During the Fund’s most recently completed fiscal year, ABI received from the Fund $4,033, $164,792 and $867 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $30,123 in fees from the Fund.23

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the

23	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $714 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	45

independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended December 31, 2006.26

Global Research Growth Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	14.75	16.91	17.87	3/4	10/13
3 year	14.27	14.02	13.85	1/4	3/10

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

25	The Fund’s PG and PU are not identical to the Fund’s EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

46	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Global Research Growth Fund, Inc.	14.75	14.27	17.42	9.50	1.13	3
MSCI World Index (Net)	20.07	14.68	16.00	7.64	1.43	3
MSCI World Growth (Net)	15.15	11.79	13.21	8.22	1.02	3
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

48	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRG-0152-1207

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Research Growth Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: February 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 28, 2008